                                                   PROSPECTUS -  AUGUST 26, 1999

Morgan Stanley Dean Witter
                                                            SHORT-TERM BOND FUND

[COVER PHOTO]

                                                     A MUTUAL FUND THAT SEEKS TO
                                         PROVIDE A HIGH LEVEL OF CURRENT INCOME,
                                     CONSISTENT WITH THE PRESERVATION OF CAPITAL

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective........................................                   1
                          Principal Investment Strategies.............................                   1
                          Principal Risks.............................................                   1
                          Past Performance............................................                   3
                          Fees and Expenses...........................................                   4
                          Additional Investment Strategy Information..................                   4
                          Additional Risk Information.................................                   5
                          Fund Management.............................................                   7

Shareholder Information   Pricing Fund Shares.........................................                   8
                          How to Buy Shares...........................................                   8
                          How to Exchange Shares......................................                   9
                          How to Sell Shares..........................................                  11
                          Distributions...............................................                  13
                          Tax Consequences............................................                  13

Financial Highlights      ............................................................                  15

Our Family of Funds       ............................................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE FUND

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter Short-Term Bond Fund seeks to provide a high level of current income, consistent with the preservation of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Fund will normally invest at least 65% of its total assets in bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Dean Witter Advisors
                    Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Fund of three years or less.

                    MORTGAGE-BACKED SECURITIES. Certain of the U.S. government securities in which the Fund may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

                    In addition, the Fund may invest in foreign, asset-backed and restricted securities and "junk bonds."

                    In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]              PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. The Fund's yield will vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

                    FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                        PRICE PER $1,000 OF A BOND IF
                                               INTEREST RATES:
HOW INTEREST RATES AFFECT BOND PRICES   ------------------------------
--------------------------------------     INCREASE        DECREASE
                                        --------------  --------------
 BOND MATURITY                  COUPON    1%      2%      1%      2%
----------------------------------------------------------------------
 1 year                          N/A    $1,000  $1,000  $1,000  $1,000
----------------------------------------------------------------------
 5 years                        4.25%    $967    $934   $1,038  $1,076
----------------------------------------------------------------------
 10 years                       4.75%    $930    $867   $1,074  $1,155
----------------------------------------------------------------------
 30 years                       5.25%    $865    $756   $1,166  $1,376
----------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 1998. The table is not representative of price changes for mortgage-backed securities principally because of prepayment risk. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

                    This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 4 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time as well as with an index of funds with similar investment objectives.
[End Sidebar]
                    OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including risks associated with investments in foreign, asset-backed and restricted securities and "junk bonds." For more information about these risks, see the "Additional Risk Information" section.
                    Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995          11.86%
'96            4.54%
'97            6.41%
'98            6.97%

                    Year-to-date total return as of June 30, 1999 was 1.12%. During the periods shown in the bar chart, the highest return for a calendar quarter was 3.73% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -1.35% (quarter ended December 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)
-------------------------------------------------------------------------
                                                          LIFE OF FUND
                                          PAST 1 YEAR    (SINCE 1/10/94)
-------------------------------------------------------------------------
 Short-Term Bond Fund                        6.97%          5.54%(3)
-------------------------------------------------------------------------
 Lehman Brothers Mutual Fund Short (1-5)
 Investment Grade Debt Index(1)              7.55%          6.59%(4)
-------------------------------------------------------------------------
 Lipper Short Investment Grade Debt Fund
 Index(2)                                    5.74%          5.39%(4)
-------------------------------------------------------------------------

1 The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index measures all investment grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
2 The Lipper Short Investment Grade Debt Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
3    For the Period January 10, 1994 to December 31, 1998.
4    For the Period January 31, 1994 to December 31, 1998.

[Sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended April 30, 1999.
[End Sidebar]

[ICON]              FEES AND EXPENSES
--------------------------------------------------------------------------------
                    The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees.

 ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------
 Management fee                                                  0.70%*
-----------------------------------------------------------------------
 Distribution and service (12b-1) fees                          None
-----------------------------------------------------------------------
 Other expenses                                                  0.18%*
-----------------------------------------------------------------------
 Total annual Fund operating expenses                            0.88%*
-----------------------------------------------------------------------

* During the fiscal year ended April 30, 1999, the Investment Manager waived its compensation and assumed all operating expenses (except brokerage fees) without limitation, until December 31, 1998, and to the extent such compensation and expenses exceeded 0.80% of the Fund's daily net assets on an annualized basis, from January 1, 1999 through the end of that period. The Investment Manager will continue to assume all operating expenses (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets, on an annualized basis, until December 31, 1999. For the fiscal year ended April 30, 1999, taking the waiver of expenses into account, the actual management fee was 0.24% of the Fund's daily net assets and the actual other expenses were 0.07% of the Fund's daily net assets.

                    EXAMPLE
                    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

EXPENSES OVER TIME
-----------------------------------------
 1 YEAR   3 YEARS    5 YEARS    10 YEARS
-----------------------------------------
  $90       $281       $488       $1,084
-----------------------------------------

[ICON]              ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the Fund's principal investment strategies.

                    FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in investment grade fixed-income securities issued by foreign governments or corporations.

                    ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

                    The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

                    RESTRICTED SECURITIES AND JUNK BONDS. The Fund's investments also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]              ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the principal risks of investing in the Fund.

                    FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

                    Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

                    ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    RESTRICTED SECURITIES AND JUNK BONDS. The Fund's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

                    YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

                    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.
[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $137 billion in assets under management or administration as of July 1, 1999.
[End Sidebar]

[ICON]              FUND MANAGEMENT
--------------------------------------------------------------------------------
                    The Fund has retained the Investment Manager -- Morgan
                    Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment
                    Manager is a wholly-owned subsidiary of Morgan Stanley Dean
                    Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World
                    Trade Center, New York, New York 10048.

                    The Fund's portfolio is managed within the Investment Manager's Taxable Income Group. Rochelle G. Siegel, Senior Vice President of the Investment Manager and a member of the Corporate Bond Group, is the primary portfolio manager of the Fund. Ms. Siegel has been a portfolio manager with the Investment Manager for over five years.

                    The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended April 30, 1999, the Fund paid total compensation to the Investment Manager amounting to 0.24% of the Fund's average daily net assets; this amount reflects the waiver of fees and assumption of expenses.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.msdw.com/individual/funds

[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]                PRICING FUND SHARES
--------------------------------------------------------------------------------
                      The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

                      The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                      The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if the Fund holds securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

                      An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]                HOW TO BUY SHARES
--------------------------------------------------------------------------------
                      You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial
                      Advisor or other authorized financial representative. Your
                      Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                      When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]
EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------
                                                                   MINIMUM INVESTMENT
                                                                  ---------------------
 INVESTMENT OPTIONS                                               INITIAL   ADDITIONAL
---------------------------------------------------------------------------------------
 Regular Accounts                                                  $1,000      $100
---------------------------------------------------------------------------------------
 Individual Retirement Accounts:  Regular IRAs                     $1,000      $100
                                  Education IRAs                     $500      $100
---------------------------------------------------------------------------------------
 EASYINVEST-SM-                   (Automatically from your
                                  checking or savings account
                                  or Money Market Fund)             $100*      $100*
---------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

                      There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or
                      (3) employer-sponsored employee benefit plan accounts.

                       SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

                       - Write a "letter of instruction" to the Fund specifying
                         the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

                       - Make out a check for the total amount payable to:
                         Morgan Stanley Dean Witter Short-Term Bond Fund.

                       - Mail the letter and check to Morgan Stanley Dean Witter
                         Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

                       PLAN OF DISTRIBUTION  The Fund has adopted a Plan of
                      Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to use its own assets or those of its affiliates, including MSDW Advisors to pay distribution fees for the sale and distribution of Fund shares.

[ICON]                HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
                       PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered
                      Morgan Stanley Dean Witter Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another
                      No-Load Fund, a Money Market Fund, North American
                      Government Income Trust or Short-Term U.S. Treasury Trust.
                      Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

                      See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

                      Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current PROSPECTUS for each fund describes its investment objectives, policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

                       EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial
                      Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

                      An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

                      The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                       TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

                      Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

                    MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

                    TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

                    You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

                    FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

                    FOR FURTHER INFORMATION REGARDING EXCHANGE PRIVILEGES, YOU SHOULD CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR OR CALL (800) 869-NEWS.

[ICON]              HOW TO SELL SHARES
--------------------------------------------------------------------------------
                    You can sell some or all of your Fund shares at any time.
                    Your shares will be sold at the net price calculated after we receive your order to sell shares as described below.

 OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Dean Witter
 Financial Advisor  Financial Advisor or other authorized financial representative.
                    ----------------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of instruction"
                    that includes:
 [ICON]             - your account number;
                    - the dollar amount or the number of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ----------------------------------------------------------------------
                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                    Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust
                    FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ----------------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box
                    983, Jersey City, New Jersey 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ----------------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                    ----------------------------------------------------------------------

 OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Dean Witter Family of
 Withdrawal Plan    Funds has a total market value of at least $10,000, you may elect to
 [ICON]             withdraw amounts of $25 or more, or in any whole percentage of a
                    Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ----------------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your Morgan
                    Stanley Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                    "distributions," and ultimately may exhaust your account balance. The
                    Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------

                    PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

                    Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

                    TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

                    INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

                    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

                    MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[End Sidebar]

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

                    Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

                    Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

                    - The Fund makes distributions; and

                    - You sell Fund shares, including an exchange to another
                      Morgan Stanley Dean Witter Fund.

                    TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

                    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

                    TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

                    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

        This information has been audited by PricewaterhouseCoopers, LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 FOR THE YEAR ENDED APRIL 30                                      1999        1998         1997         1996        1995
----------------------------------------------------------------------------------------------------------------------------

 FUND SHARES
----------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $ 9.49      $ 9.50       $ 9.54       $ 9.46        $ 9.62
----------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.56        0.65         0.61         0.63          0.77
    Net realized and unrealized gain (loss)                           --          --        (0.06)        0.05         (0.33)
                                                                 -------     -------     --------     --------   -----------
 Total income from investment operations                            0.56        0.65         0.55         0.68          0.44
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                          (0.56)      (0.66)       (0.59)       (0.45)        (0.59)
    Paid-in-capital                                                   --          --           --        (0.15)        (0.01)
                                                                 -------     -------     --------     --------   -----------
 Total dividends and distributions                                 (0.56)      (0.66)       (0.59)       (0.60)        (0.60)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 9.49      $ 9.49       $ 9.50       $ 9.54        $ 9.46
----------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                      6.00%       7.02%        5.88%        7.33%         4.76%
----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(1)
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                           0.31%         --         0.64%        0.37%           --
----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                              5.68%       6.52%        6.25%        6.54%         7.64%
----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                         $186,442    $107,699    $ 42,252     $ 33,178     $  29,818
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              58%         55%          67%          64%           74%
----------------------------------------------------------------------------------------------------------------------------

+ Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.88% and 5.11%, respectively, for the year ended April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; 1.29% and 5.61%, respectively, for the year ended April 30, 1996; and 1.08% and 6.56%, respectively, for the year ended April 30, 1995.

NOTES

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 16

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

        The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------
 GROWTH FUNDS
--------------------------------

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Small Cap Growth Fund
Special Value Fund
Value Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
--------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities

--------------------------------------------------------------------------------
 INCOME FUNDS
--------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
--------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
New York Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

MORGAN STANLEY DEAN WITTER
SHORT-TERM BOND FUND

[Sidebar]
TICKER SYMBOL:

DWSBX
-----
[End Sidebar]

                    Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                                   www.msdw.com/individual/funds

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7117)